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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2004

IMH ASSETS CORP. (as company under an Indenture, dated as of June 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-6)

                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


                 CALIFORNIA                            333-113187                       33-0705301
                 ----------                            ----------                       ----------
        (State or Other Jurisdiction                 (Commission                      (I.R.S. Employer
              of Incorporation)                      File Number)                    Idenfication No.)

 1401 Dove Street
Newport Beach, California                                                                 92660
-------------------------                                                                 -----
(Address of Principal                                                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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



Item 5. Other Events.
        ------------

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004), and the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004, as each related to Ambac Assurance Corporation, are hereby incorporated by reference in (i) this Current Report on Form 8-K as it relates to Ambac Assurance Corporation; (ii) the registration statement (No. 333-113187) of the Registrant; and (iii) the Prospectus Supplement relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-6, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits
        ------------------------------------------------------------------

(a)      Financial Statements.
         --------------------

         Not applicable.

(B)      PRO FORMA Financial Information.
         -------------------------------

         Not applicable.

(c)      Exhibits
         --------


                                ITEM 601(A) OF
                                REGULATION S-K
EXHIBIT NO.                     EXHIBIT NO.                     DESCRIPTION
-----------                     -----------                     -----------
1                               23                              Consent   of  KPMG  LLP,   Independent   Registered
                                                                Public   Accounting   Firm   of   Ambac   Assurance
                                                                Corporation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.


                                               By: /s/ Richard J. Johnson
                                                   ---------------------------
                                               Name:   Richard J. Johnson
                                               Title:  Chief Financial Officer


Dated: June 25, 2004

                                  EXHIBIT INDEX


                           Item 601 (a) of           Sequentially
Exhibit                    Regulation S-K            Numbered
Number                     Exhibit No.               Description                       Page
------                     -----------               -----------                       ----
1                               23                   Consent of KPMG LLP,              6
                                                     Independent Registered
                                                     Public Accounting Firm

                                    EXHIBIT 1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-113187) of IMH Assets Corp. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated June 25, 2004 of our report dated February 27, 2004 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 15, 2004 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement. Our report refers to changes, in 2003, in Ambac Assurance Corporation's methods of accounting for variable interest entities and stock-based compensation.


/s/ KPMG LLP
------------
KPMG LLP
New York, New York
June 25, 2004